Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property and Equipment
PROPERTY AND EQUIPMENT

Property and equipment, net consists of the following:

	December 31, 2014	December 31, 2013
(In thousands)
Solar generation facilities	$2,220,401	$163,698
Construction in progress - solar generation facilities	384,583	228,749
Capitalized leases - solar generation facilities	—	29,170
Property and equipment, gross	2,604,984	421,617
Less accumulated depreciation - solar generation facilities	(50,080)	(9,956)
Less accumulated depreciation - capitalized leases - solar generation facilities	—	(4,305)
Property and equipment, net	$2,554,904	$407,356

The Company recorded depreciation expense related to property and equipment of $36,482, $4,652 and $3,997 for the years ended December 31, 2014, 2013 and 2012, respectively, which includes depreciation expense for capital leases of $350 for the year ended December 31, 2014 and $1,051 for each of the years ended December 31, 2013 and 2012, respectively. Construction in progress represents $384.6 million of costs incurred to complete the construction of the facilities in the Company's current portfolio that were contributed to the Company by SunEdison.

When projects are contributed or sold to the Company after completion by SunEdison, the Company will retroactively recast its historical financial statements to present the construction activity as if it consolidated the facility at inception of the construction. Subsequent to the completion of the construction in progress projects in the Company's current portfolio, the Company expects to acquire only completed facilities. All construction in progress costs are stated at SunEdison's historical cost. These costs include capitalized interest costs and amortization of deferred financing costs incurred during the asset's construction period, which totaled $37,283, $4,390 and $0 for the years ended December 31, 2014, 2013 and 2012 respectively.